UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – October 17, 2007

Energy Future Holdings Corp.

(formerly TXU Corp.)

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Texas Competitive Electric Holdings Company LLC

(formerly TXU Energy Company LLC)

(Exact name of registrant as specified in its charter)

Delaware	333-108876	75-2967817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed jointly by Energy Future Holdings Corp., formerly named TXU Corp. (“EFH”), and its subsidiary, Texas Competitive Electric Holdings Company LLC, formerly named TXU Energy Company LLC (“TCEH”). All of the information contained in Item 5.02 is being filed, and all of the information contained in Exhibit 99.1 and Exhibit 99.2 is being furnished, by EFH. TCEH is furnishing only the information contained in Exhibit 99.2.

Item 5.02. Departures of Directors or Principal Officers; Election Of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2007, Steven Feldman voluntarily resigned from the board of directors of EFH. Also on October 16, 2007, the shareholders of EFH elected William Young as an additional member to the board of directors of EFH.

Item 7.01. Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 and Exhibit 99.2 is information regarding the businesses of EFH and TCEH, respectively, that has been prepared in connection with certain financing activities.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	99.1	Information regarding Energy Future Holdings Corp.
	99.2	Information regarding Texas Competitive Electric Holdings Company LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

By:	/s/ Stanley J. Szlauderbach
Stanley J. Szlauderbach
Senior Vice President and Controller

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC

By:	/s/ Stanley J. Szlauderbach
Stanley J. Szlauderbach
Senior Vice President and Controller

Dated: October 17, 2007

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